Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable Securities
(1)(2)(3)

 (1) Name of UnderwritersSalomon Brothers
     (See prospectus attached)
 (2) Name of IssuerMetromedia Fiber
 (3) Title of SecurityCommon
 (4) Date of First Offering10/28/97
 (5) Amount of Total Offering7,920,000
 (6) Unit Price$16
 (7) Underwriting Spread or Commission1.120
 (8) RatingN/A
 (9) Maturity DateN/A
(10) Current YieldN/A
(11) Yield to MaturityN/A
(12) Subordination FeaturesN/A
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenueN/A
(14) Total Par Value of Bonds PurchasedN/A
(15) Dollar Amount of Purchases$64,000
(16) Number of Shares Purchased4,000
(17) Years of Continuous Operationover 3 years
(18) Percentage of Offering Purchased
by Portfolio.0005
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser.014
(20) Sum of (18) and (19).0145
(21) Percentage of Portfolio Assets
Applied to Purchase.0029
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom PurchasedSalomon Brothers
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?No
(24) Were Purchases Designated as Group
sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?No



Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable Securities
(1)(2)(3)

 (1) Name of UnderwritersDLJ
     (See prospectus attached)
 (2) Name of IssuerAmeripath
 (3) 	Title of SecurityCommon
 (4) Date of First Offering10/22/97
 (5) Amount of Total Offering	5,600,000
 (6) Unit Price$16
 (7) 	Underwriting Spread or Commission1.120
 (8) RatingN/A
 (9) Maturity DateN/A
(10) Current YieldN/A
(11) Yield to MaturityN/A
(12) Subordination Features
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenueN/A
(14) Total Par Value of Bonds PurchasedN/A
(15) Dollar Amount of Purchases$64,000
(16) Number of Shares Purchased4,000
(17) Years of Continuous Operationmore than 3 years
(18) Percentage of Offering Purchased
by Portfolio.01
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any SubadviserLess than 4%
(20) Sum of (18) and (19)3%
(21) Percentage of Portfolio Assets
Applied to Purchase.0028
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom PurchasedDonaldson, Lufkin
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?Yes
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?No



Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable Securities
(1)(2)(3)

 (1) Name of UnderwritersGoldman Sachs
     (See prospectus attached)
 (2) Name of IssuerTaiwan Semi
 (3) Title of SecurityCommon
 (4) Date of First Offering10/8/97
 (5) 	Amount of Total Offering3,600,000
 (6) Unit Price24.78
 (7) 	Underwriting Spread or Commission.020
 (8) RatingN/A
 (9) Maturity DateN/A
(10) current YieldN/A
(11) Yield to MaturityN/A
(12) Subordination FeaturesN/A
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenueN/A
(14) Total Par Value of Bonds PurchasedN/A
(15) Dollar Amount of Purchases$178,416
(16) Number of Shares Purchased7200
(17) Years of Continuous Operationover 3 years
(18) Percentage of Offering Purchased
by Portfolio.000529
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser.0123
(20) Sum of (18) and (19).0128
(21) Percentage of Portfolio Assets
Applied to Purchase.0078
(22) name(s) of Underwriter(s) or
Dealer(s) from whom PurchasedGoldman Sachs
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?Yes
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser isan "affiliated person"?No



Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable Securities(1)(2)(3)

 (1) Name of UnderwritersOppenheimer
     (See prospectus attached)
 (2) Name of IssuerAmerican Disposal
 (3) Title of SecurityCommon
 (4) date of First Offering10/22/97
 (5) Amount of Total Offering6,000,000
 (6) unit Price$30.50
 (7) Underwriting Spread or Commission1.525
 (8) RatingN/A
 (9) Maturity DateN/A
(10) Current YieldN/A
(11) Yield to MaturityN/A
(12) Subordination FeaturesN/A
(13) Nature of issuing Political Entity, if any,
including in the case of revenue bonds,
underlying entity supplying the revenueN/A
(14) Total Par Value of Bonds PurchasedN/A
(15) Dollar Amount of Purchases$106,750.00
(16) number of Shares Purchased3500
(17) Years of Continuous Operationover 3 years
(18) Percentage of Offering Purchased
by Portfolio.0006
(19) Percentage of Offering Purchased by
other Portfolios of the Fund and
other Investment Companies advised
by the Adviser or any Subadviser.0277
(20) Sum of (18) and (19).028
(21) Percentage of Portfolio Assets
Applied to Purchase.0047
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser or any person
of which the Adviser or Subadviser is an
"affiliated person", a Manager or Co-Manager
of Offering?No
(24) 	Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?No


Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable Securities
(1)(2)(3)

 (1) Name of UnderwritersMorgan Stanley
     (See prospectus attached)
 (2) Name of IssuerFresh  Delmonte
 (3) Title of Security
 (4) Date of First Offering10/23/97
 (5) Amount of Total Offering	15,957,000
 (6) Unit Price$16
 (7) underwriting Spread or Commission.920
 (8) Rating	N/A
 (9) Maturity DateN/A
(10) Current YieldN/A
(11) Yield to MaturityN/A
(12) Subordination FeaturesN/A
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenuen/A
(14) Total Par Value of Bonds PurchasedN/A
(15) Dollar Amount of Purchases$64,000.00
(16) Number of Shares Purchased4000
(17) Years of Continuous Operationover 3 years
(18) percentage of Offering Purchased
by Portfolio.0002
(19) percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser.006
(20) sum of (18) and (19).0062
(21) Percentage of Portfolio Assets
Applied to Purchase.0029
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom PurchasedDonaldson Lufkin
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?Yes
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?No



Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable Securities
(1)(2)(3)

 (1) Name of UnderwritersMorgan Stanley Dean Witter
     (See prospectus attached)
 (2) Name of IssuerMMC Networks
 (3) Title of SecurityCommon
 (4) Date of First Offering10/28/97
 (5) Amount of Total Offering3,500,000
 (6) Unit Price$11.00
 (7) Underwriting Spread or Commission.770
 (8) RatingN/A
 (9) Maturity DateN/A
(10) Current YieldN/A
(11) Yield to MaturityN/A
(12) Subordination FeaturesN/A
(13) Nature of issuing Political Entity, if any,
including in the case of revenue bonds,
underlying entity supplying the revenueN/A
(14) Total Par Value of Bonds PurchasedN/A
(15) Dollar Amount of Purchases$6600.00
(16) Number of Shares Purchased600
(17) Years of Continuous Operationover 3 years
(18) Percentage of Offering Purchased
by Portfolio.00017
(19) Percentage of Offering Purchased by
other Portfolios of the Fund and
other Investment Companies advised	by the Adviser or any Subadviser.00411
(20) Sum of (18) and (19).0058
(21) Percentage of Portfolio Assets
Applied to Purchase000309
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom PurchasedDeutsche Morgan
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?Yes
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?No



Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable Securities
(1)(2)(3)

 (1) Name of UnderwritersMorgan Stanley
     (See prospectus attached)
 (2) Name of IssuerITC Deltacom
 (3) Title of SecurityCommon
 (4)  of First Offering10/24/97
 (5) Amount of Total Offering5,000,000
 (6) Unit Price$16.50
 (7) Underwriting Spread or Commission1.155
 (8) RatingN/A
 (9) Maturity DateN/A
(10) Current YieldN/A
(11) Yield to MaturityN/A
(12) subordination FeaturesN/A
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenueN/A
(14) Total Par Value of Bonds PurchasedN/A
(15) Dollar Amount of Purchases$16,500.00
(16) Number of Shares Purchased1,000
(17) Years of Continuous Operationver 3 years
(18) Percentage of Offering Purchased
by Portfolio.0002
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser.0048
(20) Sum of (18) and (19).0068
(21) Percentage of Portfolio Assets
Applied to Purchase.000749
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom PurchasedMerrill Lynch & Co.
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?Yes
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?No





Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable Securities
(1)(2)(3)

 (1) Name of UnderwritersMorgan Stanley Dean Witter
     (See prospectus attached)Deutsche Morgan Grenfell
Robertson, Stephens & Company
 (2) Name of Issuer
 (3) Title of SecurityJD Edwards
 (4) date of First Offering	9/23/97
 (5) Amount of Total Offering	15,500,000
 (6) Unit Price$23
 (7) Underwriting Spread or Commission$.70/share
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political Entity, if any,
including in the case of revenue bonds,
underlying entity supplying the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$9,200
(16) Number of Shares Purchased400
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased.04
by Portfolio
(19) Percentage of Offering Purchased by.003
other Portfolios of the Fund and
other Investment Companies advised
by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets
Applied to Purchase
(22) name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser or any person
of which the Adviser or Subadviser is an
"affiliated person", a Manager or Co-Manager
of Offering?
(24) 	Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
f whom the Adviser or Subadviser is
	an "affiliated person"?



Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased omparable Securities
(1)(2)(3)

 (1) Name of UnderwritersGoldman, Sachs & Co.
     (See prospectus attached)Merrill Lynch & Co.
Morgan Stanley Dean Witter
SBC Warburg Dillon Read Inc.
 (2) Name of Issuer
 (3) Title of SecurityRSL Communications, Ltd.
 (4) Date of First Offering9/30/97
 (5) Amount of Total Offering7,200,000
 (6) Unit Price$22
 (7) Underwriting Spread or Commission$.90/share
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political Entity, if any, including in the case of revenue bonds, underlying entity supplying the revenue
(14) Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$2,200
(16) Number of Shares Purchased100
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased.01 by Portfolio
(19) Percentage of Offering Purchased by.001 other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets
Applied to Purchase
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?
Style Select Series, Inc.
Mid-Cap Growth Portfolio
Procedures Pursuant to Rule 10f-3

Securities Purchased Comparable Securities
(1)(2)(3)

 (1) Name of UnderwritersMorgan Stanley Dean Witter
     (See prospectus attached)
 (2) Name of Issuer
 (3) Title of SecurityGLC
 (4) Date of First Offering7/24/97
 (5) Amount of Total Offering32,000,000
 (6) Unit Price$24.50
 (7) Underwriting Spread or Commission
 (8) Rating
 (9) Maturity Date
(10) Current Yield
(11) Yield to Maturity
(12) Subordination Features
(13) Nature of issuing Political Entity, if any,
including in the case of revenue bonds,
underlying entity supplying the revenue
(14) 	Total Par Value of Bonds Purchased
(15) Dollar Amount of Purchases$34,300
(16) Number of Shares Purchased1400
(17) Years of Continuous Operation
(18) Percentage of Offering Purchased
by Portfolio
(19) Percentage of Offering Purchased by other Portfolios of the Fund and other Investment Companies advised by the Adviser or any Subadviser
(20) Sum of (18) and (19)
(21) Percentage of Portfolio Assets
Applied to Purchase
(22) Name(s) of Underwriter(s) or
Dealer(s) from whom Purchased
(23) Is the Adviser, any Subadviser or any person of which the Adviser or Subadviser is an "affiliated person", a Manager or Co-Manager of Offering?
(24) Were Purchases Designated as Group
Sales or otherwise allocated to the
Adviser, any Subadviser or any person
of whom the Adviser or Subadviser is
an "affiliated person"?